UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 18, 2013

KID BRANDS, INC.

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-8681	22-1815337
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Meadowlands Plaza, 8th Floor, East Rutherford, New Jersey		07073
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (201) 405-2400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 18, 2013, Kid Brands, Inc. (the “Company”) held its 2013 Annual Meeting of Shareholders (the “2013 Meeting”). There were 21,870,316 shares entitled to vote, and 18,881,903 shares present (in person or by proxy), at the 2013 Meeting.

At the 2013 Meeting, the following items were voted upon: (1) the election of six directors to the Company’s Board of Directors (the “Board”), each to serve until the next annual meeting of shareholders and until his successor is elected and qualified; (2) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2013 calendar year; (3) a non-binding, advisory vote on the compensation of the Company’s named executive officers (the “Say on Pay Vote”); (4) approval of the conversion of 600,000 cash-exercisable stock appreciation rights granted to the Company’s President and Chief Executive Officer in connection with his appointment into 600,000 non-qualified stock options under the Company’s 2008 Equity Incentive Plan, notwithstanding the provisions thereof which limit the number of stock options that may be granted to any participant thereunder in any one plan year to 350,000 and prohibit the grant of any awards thereunder after July 10, 2013 (the “Conversion”); and (5) approval of the Company’s 2013 Equity Incentive Plan. The voting results with respect to each of the foregoing matters are described below.

1. Election of Directors. Each of the six nominees listed below was elected, without contest, as a member of the Board at the 2013 Meeting. The voting results for each of the nominees for director were as follows:

Nominee	For	Withheld	Abstain	Broker Non-Votes
Raphael Benaroya	13,901,617	1,441,736	-0-	3,538,550
Mario Ciampi	14,099,235	1,244,118	-0-	3,538,550
Frederick J. Horowitz	13,976,761	1,366,592	-0-	3,538,550
Jan Loeb	13,989,367	1,353,986	-0-	3,538,550
Salvatore M. Salibello	14,202,823	1,140,530	-0-	3,538,550
Michael Zimmerman	14,222,787	1,120,566	-0-	3,538,550

2. Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013 was ratified based upon the following votes:

For	Against	Abstain	Broker Non-Votes
17,744,277	1,128,317	9,309	-0-

3. Say on Pay Vote. The shareholders of the Company approved, on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and footnotes, and corresponding narrative discussion in the Proxy Statement for the 2013 Meeting (as supplemented), based upon the following votes:

For	Against	Abstain	Broker Non-Votes
14,249,592	959,606	134,155	3,538,550

4. Approval of the Conversion. The shareholders of the Company approved the Conversion based upon the following votes:

For	Against	Abstain	Broker Non-Votes
11,145,250	4,186,954	11,149	3,538,550

5. Approval of the Company’s 2013 Equity Incentive Plan. The shareholders of the Company approved the Company’s 2013 Equity Incentive Plan based upon the following votes:

For	Against	Abstain	Broker Non-Votes
10,041,566	5,288,195	13,592	3,538,550

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 2013	KID BRANDS, INC.

	By:	/s/ Marc S. Goldfarb
Marc S. Goldfarb
Senior Vice President and General Counsel